UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2021

Vy Global Growth

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39588
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Floor 4, Willow House, Cricket Square Grand Cayman, Cayman Islands	KY1-9010
(Address of principal executive offices)	(Zip Code)

971 427 01 400

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one Warrant to acquire one Class A ordinary share	VYGG.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	VYGG	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	VYGG.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2021, Vy Global Growth (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual because the Company did not timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”). The Notice has no immediate effect on the listing of the Company’s stock on the NYSE, and indicated that the Company has six months to file its Form 10-Q to regain compliance.

As reported by the Company in its Form 12b-25 filed with the SEC on May 18, 2021, the Company reevaluated the accounting treatment of its warrants (the “Warrants”) following the issuance by the Staff of the SEC of the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”), which provides guidance for all SPACs regarding the accounting and reporting for their warrants. The Company concluded that, based on the SEC Staff Statement, the Warrants should be classified as liabilities measured at fair value, with subsequent changes in fair value recorded in the Company’s Statement of Operations each reporting period. The Company continues to work diligently to complete the Form 10-Q as soon as possible.

On June 4, 2021, the Company issued a press release announcing its receipt of the Notice from the NYSE. A copy of that press release is attached to this Form 8-K as Exhibit 99.1 hereto.

Item 8.01. Financial Statements and Exhibits.

On June 4, 2021, the Company issued a press release announcing its receipt of the Notice from the NYSE. A copy of that press release is attached to this Form 8-K as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Vy Global Growth on June 4, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2021	VY GLOBAL GROWTH

	By:	/s/ Katja Lake
	Name:	Katja Lake
	Title:	Chief Financial Officer